UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 15, 2026

(Date of Report)

BIO ESSENCE CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

California	000-56263	94-3349551
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2955 Main Street, Suite 300, Irvine, CA 92618
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(949) 706-9966
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

On October 19, 2026, a majority of shareholders of Bio Essence Corp., a California corporation (“Company”) elected by way of written consent Thea Zhang and Geoff Fellows as a Directors of the Company.

Ms. Zhang is a strategic business and operations leader with more than fifteen years of experience overseeing business operations, manufacturing strategy, and product commercialization. She previously worked for Spyglass Pharma, Inc., as a Senior Manager, and Oasis Medical, Inc., in the same role. Ms. Zhang received a Master’s Degree in Business Administration from the University of Toledo, and a Bachelor’s Degree in Engineering – Pharmaceutical Science from Nanjing University of Technology in Nanjing, China.

Mr. Fellows similarly has experience as a business leader, with years of experience in the industry. He is the chief executive officer of Embarcadero Accessible Multi-Family Office, where he has historically overseen the firm’s tax and legal departments. Mr. Fellows brings more than three decades of experience in finance, operations, compliance, and governance from across the financial services industry to the Board.

Ms. Zhang and Mr. Fellows have no arrangement or understanding regarding their appointment, nor are they a party to any material plan, contract, or arrangement, and no transactions disclosable pursuant to Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year

On October 19, 2026, a majority of shareholders of the Company voted to modify the Bylaws of the Company to remove the limit on the number of Directors that could be elected to the Board of Directors. Under the original Bylaws, the Company could have between one and three Directors. The new Amendment, memorialized in the Consent attached here, changes the limit from three Directors to ten directors. No other revisions were made to the Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO ESSENCE CORP.

/s/ Yin Yan
By:	Yin Yan
Its:	Chief Executive Officer
Dated: October 23, 2026

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